                                [GUARDIAN LOGO]

                   THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

                          Supplement dated May 6, 2005
                      to the Prospectus dated May 1, 2005

The information under the heading "Fund Management -- Portfolio Managers" with respect to The Guardian VC High Yield Bond Fund is amended as follows:

PORTFOLIO MANAGER

Peter J. Liebst has managed the assets of the Fund since its inception, first serving as co-portfolio manager, then assuming sole responsibility for the Fund in May 2003. Mr. Liebst has been a Managing Director of Guardian Life since August 1998.

The Statement of Additional Information provides additional information about the portfolio manager's compensation structure, any other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund(s) for which the portfolio manager has primary day-to-day responsibility.